Exhibit 99.2  Unaudited Supplemental Financial Information

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

                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                     Aug. 2, 2003       Feb. 1, 2003*        Aug. 3, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                     (Unaudited)
ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   68,095          $   42,770         $   86,865
   Accounts receivable, net                                               24,405              17,916             20,125
   Merchandise inventories                                               506,510             488,882            522,355
   Prepaid expenses                                                       29,430              43,746             27,581
   Deferred income taxes                                                  32,623              13,723             14,917
   Other                                                                  51,505              56,687             41,571
   Assets held for disposal                                               21,900               1,146              5,972
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      Total Current Assets                                               734,468             664,870            719,386
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  264,121             279,109            278,236
   Buildings and improvements                                            892,927             936,770            927,350
   Furniture, fixtures and equipment                                     592,213             604,531            590,068
   Construction in progress                                               26,886              19,450             12,820
------------------------------------------------------------------------------------------------------------------------
                                                                       1,776,147           1,839,860          1,808,474
   Less accumulated depreciation and amortization                        761,687             751,823            715,027
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      Property and Equipment - Net                                     1,014,460           1,088,037          1,093,447
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    56,913              47,003             40,526
------------------------------------------------------------------------------------------------------------------------
Total Assets                                                          $1,805,841          $1,799,910         $1,853,359
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  319,223          $  200,053         $  219,892
   Accrued expenses                                                      267,356             232,255            240,490
   Current maturities of long-term debt and obligations
     under capital leases                                                 72,362             101,882            148,400
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      Total Current Liabilities                                          658,941             534,190            608,782
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               314,711             375,577            385,318
 Convertible long-term debt, less current maturities                     150,000             150,000            150,000
 Other long-term liabilities                                              28,924              25,156                  -
 Deferred income taxes                                                    42,894              60,663             62,747
 Deferred gain on sale leaseback                                           4,324               4,332              4,399
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 63,910,577 shares              63,911              63,911             63,911
   Additional paid-in capital                                            177,244             177,244            177,244
   Retained earnings                                                     571,403             630,847            624,894
   Accumulated other comprehensive loss                                    3,749                (151)                 -
------------------------------------------------------------------------------------------------------------------------
                                                                         816,307             871,851            866,049

 Less cost of shares in treasury - 9,352,311 shares
 10,070,729 shares and 10,199,363 shares                                 150,996             162,595            164,672
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
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      Total Stockholders' Equity                                         606,047             649,992            642,113
------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                            $1,805,841          $1,799,910         $1,853,359
------------------------------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at February 1, 2003.

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

                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                          Twenty-six weeks Ended
                                          ----------------------------------------      -----------------------------------------
                                              Aug. 2, 2003          Aug. 3, 2002            Aug. 2, 2003          Aug. 3, 2002
                                          ------------------    ------------------      -------------------    ------------------
                                             Amount  % Sales       Amount  % Sales          Amount  % Sales       Amount  % Sales
---------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                         $ 451,285     81.2    $ 461,886     81.7      $  862,417     80.8   $  900,343     81.5
Service Revenue                             104,745     18.8      103,745     18.3         204,523     19.2      204,943     18.5
---------------------------------------------------------------------------------------------------------------------------------
Total Revenues                              556,030    100.0      565,631    100.0       1,066,940    100.0    1,105,286    100.0
---------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                  344,903     76.4      320,485     69.4         635,243     73.7      628,123     69.8
Costs of Service Revenue                     80,881     77.2       78,572     75.7         155,653     76.1      153,492     74.9
---------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                     425,784     76.6      399,057     70.6         790,896     74.1      781,615     70.7
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales         106,382     23.6      141,401     30.6         227,174     26.3      272,220     30.2
Gross Profit from Service Revenue            23,864     22.8       25,173     24.3          48,870     23.9       51,451     25.1
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                          130,246     23.4      166,574     29.4         276,044     25.9      323,671     29.3
---------------------------------------------------------------------------------------------------------------------------------
Selling, General and Administrative
Expenses                                    143,049     25.7      129,048     22.8         290,826     27.3      254,738     23.0
---------------------------------------------------------------------------------------------------------------------------------
Operating (Loss) Profit                     (12,803)    (2.3)      37,526      6.6         (14,782)    (1.4)      68,933      6.3
Non-operating Income                            851      0.1          997      0.2           1,901      0.2        1,820      0.1
Interest Expense                              9,603      1.7       12,624      2.2          20,304      1.9       24,405      2.2
---------------------------------------------------------------------------------------------------------------------------------
(Loss) Income from Continuing Operations
Before Income Taxes and Cumulative Effect
of Change in Accounting Principle           (21,555)    (3.9)      25,899      4.6         (33,185)    (3.1)      46,348      4.2

Income Tax (Benefit) Expense                 (7,976)    37.0        9,789     37.8         (12,279)    37.0       17,149     37.0
---------------------------------------------------------------------------------------------------------------------------------
Net (Loss) Income form Continuing
Operations and Cumulative Effect of
Change in Accounting Principle              (13,579)    (2.4)      16,110      2.8         (20,906)    (2.0)      29,199      2.6

Discontinued Operations, Net of Tax         (22,802)    (4.1)         444      0.1         (22,208)    (2.1)         920      0.1

Cumulative Effect of Change in
Accounting Principle, Net of Tax                  -      0.0            -      0.0          (2,484)    (0.2)           -      0.0

Net (Loss) Earnings                         (36,381)    (6.5)      16,554      2.9         (45,598)    (4.3)      30,119      2.7
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, beginning of period      617,798               611,871                  630,847               601,944
Cash Dividends                                3,491                 3,475                    6,978                 6,948
Effect of Stock Options                       6,477                   (16)                   6,548                   149
Dividend Reinvestment Plan                       46                    72                      320                    72
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Retained Earnings, end of period          $ 571,403             $ 624,894                $ 571,403             $ 624,894
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share:
  (Loss) From Continuing Operations
  Before Cumulative Effect of Change
  in Accounting Principle                 $   (0.26)            $    0.31                $   (0.40)            $    0.57

  Discontinued Operations,net of tax          (0.44)                 0.01                    (0.43)                 0.02

  Cumulative Effect of Change in
    Accounting Principle, net of tax              -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share           $   (0.70)            $    0.32                $   (0.88)            $    0.59
---------------------------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share:
  (Loss) From Continuing Operations
  Before Cumulative Effect of Change
  in Accounting Principle                 $   (0.26)            $    0.29               $    (0.40)            $    0.54

  Discontinued Operations, net of tax         (0.44)                 0.01                    (0.43)                 0.02

 Cumulative Effect of Change in
    Accounting Principle, net of tax              -                     -                    (0.05)                    -
---------------------------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share         $   (0.70)            $    0.30                $   (0.88)            $    0.56
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Cash Dividends Per Share                  $   .0675             $  .00675                $   .1350             $   .1350
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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Twenty-six Weeks Ended                                                          Aug. 2, 2003        Aug, 3, 2002
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net (Loss) Earnings                                                       $  (45,598)           $  30,119
     (Loss) income from discontinued operations                                   (22,208)                 920
----------------------------------------------------------------------------------------------------------------
     (Loss) income from continuing operations                                     (23,390)              29,199
     Adjustments to Reconcile Net Earnings to Net Cash
       Net Cash Provided by Operating Activities:
        Depreciation and amortization                                              35,271               38,706
        Cumulative effect of change in accounting principle                         2,484                    -
        Accretion of asset disposal obligation                                         90                    -
        Deferred income taxes                                                     (38,959)                (377)
        Deferred gain on sale lease back                                               (8)                 (45)
        Loss on asset impairment                                                    2,121                    -
        Loss on assets held for disposal                                                -                1,360
        Loss from sale of assets                                                       34                  179
     Changes in Operating Assets and Liabilities:
        Decrease in accounts receivable, prepaid expenses and other                 9,289               22,518
        Increase in merchandise inventories                                       (17,628)              (2,882)
        Increase in accounts payable                                              119,170                3,807
        Increase (decrease) in accrued expenses                                    40,593               (1,764)
        Increase in other long-term liabilities                                     3,768                  440
----------------------------------------------------------------------------------------------------------------
     Net Cash Provided by Continuing Operations                                   132,835               91,141
     Net Cash Provided by Discontinued Operations                                   4,591                3,290
----------------------------------------------------------------------------------------------------------------
     Net Cash Provided by Operating Activities                                    137,426               94,431
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures                                                         (21,420)             (11,951)
     Proceeds from sales of assets                                                  1,952                5,252
----------------------------------------------------------------------------------------------------------------
     Net Cash Used in Investing Activities                                        (19,468)              (6,699)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net borrowings (payments) under line of credit agreements                      1,441              (70,539)
     Repayment of life insurance policy loan                                            -              (20,686)
     Capital lease obligations                                                       (400)                (308)
     Reduction of long-term debt                                                  (91,427)             (65,769)
     Net proceeds from iussuance of notes                                               -              146,250
     Dividends paid                                                                (6,978)              (6,948)
     Proceeds from exercise of stock options                                        4,085                  475
     Proceeds from dividend reinvestment plan                                         646                  677
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Financing Activities                                             (92,633)             (16,848)
----------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                               25,325               70,884
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                   42,770               15,981
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                      $  68,095            $  86,865
----------------------------------------------------------------------------------------------------------------

Non-cash financing activities:
        Equipment Capital Leases                                                $       -            $   1,301
----------------------------------------------------------------------------------------------------------------

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                Twenty-six weeks ended
                                                        -----------------------------------    ----------------------------------
                                                          Aug. 2, 2003        Aug. 3, 2002       Aug. 2, 2003        Aug. 3, 2002
                                                        --------------      ---------------    --------------        ------------
(a)  (Loss) income from continuing operations
     before cumulative effect of change in
     accounting principle                                    $ (13,579)           $ 16,110        $   (20,906)           $ 29,199

     Adjustment for interest on convertible senior
       notes, net of income tax effect                               -                 826                  -                 826
---------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net (loss) income from continuing
       operations before cumulative effect
       of change in accounting principle                     $ (13,579)           $ 16,936        $   (20,906)           $ 30,025
---------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                            51,816              51,489             51,733              51,467

     Common shares assumed issued upon conversion of
       convertible senior notes                                      -               5,520                  -               2,760

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                       -               1,059                  -               1,111
---------------------------------------------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                                51,816              58,068             51,733              55,338
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Basic (Loss) Earnings per share:

     (Loss) Income From Continuing operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                            $   (0.26)           $   0.31        $      (0.40)          $   0.57

     Discontinued Operations, Net of Tax                         (0.44)               0.01               (0.43)              0.02

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                              -                   -               (0.05)                 -
---------------------------------------------------------------------------------------------------------------------------------
Basic (loss) Earnings Per Share                              $   (0.70)           $   0.32        $      (0.88)          $   0.59
---------------------------------------------------------------------------------------------------------------------------------
Diluted (loss) earnings per share:

     (Loss) income from continuing operations
     before cumulative effect of change in
       accounting principle (b/d)                            $   (0.26)           $   0.29        $      (0.40)          $   0.54

     Discontinued Operations, Net of Tax                         (0.44)               0.01               (0.43)              0.02

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                              -                   -               (0.05)                 -
---------------------------------------------------------------------------------------------------------------------------------
Diluted (loss) earnings per share                            $   (0.70)           $   0.30        $      (0.88)          $   0.56
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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                     Twenty-six weeks ended
                                                  ------------------------------------      ------------------------------------
                                                    Aug, 2, 2003         Aug. 3, 2002        Aug. 2, 2003         Aug 3, 2002
                                                  ---------------      ---------------      ---------------      ---------------
 Capital expenditures                              $       12,855       $       7,245       $        21,420      $       11,951

 Depreciation and amortization                     $       18,305       $      20,152       $        37,021      $       40,535

 Non-operating income:
     Net rental revenue                            $          678       $         621       $         1,550      $        1,310
     Investment income                                        125                 359                   263                 495
     Other income (expense)                                    48                  17                    88                  15
                                                   --------------       --------------      ---------------      ---------------
                  Total                            $          851       $         997       $         1,901      $        1,820
                                                   ==============       ==============      ===============      ===============

 Comparable store sales percentages:
     Merchandise                                            (2.1)%                2.9%                 (4.2)%              2.7%
     Service                                                 0.8                 (1.6)                 (0.4)              (2.4)
     Total                                                  (1.6)                 2.0                  (3.5)               1.7


Total square feet of retail space (including service centers)                                    12,217,210         12,858,368


Charges relating to Corporate Restructuring are included in:

        Costs of merchandise sales                 $       26,605       $         390       $        27,111      $        1,570
        Costs of service revenue                              625                 119                   823                  68
        Selling, general & administrative
          expenses                                          5,974                   3                 6,134                  13
                                                   --------------       --------------      ---------------      ---------------
                Total pretax charges                       33,204                 512                34,068               1,651
                Income tax expense                        (12,285)               (201)              (12,605)               (611)
                                                   --------------       --------------      ---------------      ---------------
                Subtotal charges, net of tax       $       20,919       $         311       $        21,463      $        1,040
                Discontinued operations,
                  net of tax                               23,129                   -                23,129                   -
                                                   --------------       --------------      ---------------      ---------------
                Total charges, net of tax          $       44,048       $         311       $        44,592      $        1,040
                                                   ==============       ==============      ===============      ===============

Charges relating to other charges
   are included in:

        Costs of merchandise sales                 $        2,947       $           -       $         2,947      $            -
        Costs of service revenue                            2,455                   -                 2,455                   -
        Selling, general & administrative
          expenses                                          9,175                   -                34,307                   -
                                                   --------------       --------------      ---------------      ---------------
                Total pretax charges                       14,577                   -                39,709                   -
                Income tax expense                          5,393                   -                14,692                   -
                                                   --------------       --------------      ---------------      ---------------
                Subtotal charges, net of tax       $        9,184       $           -       $        25,017      $            -

                Cumulative effect of change
                  in accounting principle,
                  net of tax                                    -                   -                 2,484                   -
                                                   --------------       --------------      ---------------      ---------------
                Total charges, net of tax          $        9,184       $           -       $        27,501      $            -
                                                   ==============       ==============      ===============      ===============



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